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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  JULY 28, 2008

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            COLORADO                    000-51443               84-1573852
         (State or other        (Commission File Number)       (IRS Employer
 jurisdiction of incorporation)                           Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

CONVERTIBLE NOTE FINANCING

         On July 28, 2008, Raptor Networks Technology, Inc. (the "Company") entered into a Securities Purchase Agreement and a Registration Rights Agreement with three institutional accredited investors listed on the schedule of buyers to the Securities Purchase Agreement (a copy of which is attached as Exhibit
10.1 to this Current Report on Form 8-K) (individually, an "Investor" and collectively, the "Investors"), in connection with a private placement transaction providing for, among other things, the issuance of Senior Secured Convertible Notes (the "Notes"), warrants (the "Warrants," or the "Series R Warrants") to purchase up to an aggregate of 2,500,000 shares of the Company's $0.001 par value per share Common Stock ("Common Stock"), and 1,250,000 shares of the Company's Common Stock, for aggregate gross proceeds of $1,250,000. In addition, in exchange for the issuance of replacement warrants (the "Replacement Warrants") and amending certain terms and conditions of the Company's Series Q Warrants (the "Amended and Restated Q Warrants"), the Investors agreed to permit the Company to cause the Investors to exercise the Company's Series Q Warrants under certain circumstances. The agreements include the Securities Purchase Agreement, the Notes, the Warrants, Amended and Restated Q Warrants, the Replacement Warrants, the Registration Rights Agreement, the Amended and Restated Security Agreement, the Amended and Restated Pledge Agreement, the Amended and Restated Guaranty, and various ancillary documents, certificates, disclosure schedules and exhibits in support thereof, each dated July 28, 2008. The following is a brief summary of each of those agreements. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements or forms of the agreements, which are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements or forms of agreements for a more complete understanding of the terms and conditions associated with this transaction. In addition, the Company previously entered into private placement transactions with these same Investors in July 2006, January 2007, July 2007, and March 2008, the terms of which are described in reports previously filed by the Company with the Securities and Exchange Commission ("Commission").

         SECURITIES PURCHASE AGREEMENT

         The Securities Purchase Agreement provides for the purchase by the Investors and the sale by the Company of the Notes, Common Stock, and Warrants to purchase Common Stock for an aggregate purchase price of $1,250,000. The Securities Purchase Agreement contains representations and warranties of the Company and the Investors which are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Investors. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

         The Securities Purchase Agreement contains covenants on the part of the Company which are typical for transactions of this type, as well as the following covenants:

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         o        The Company will use the estimated net proceeds for the
                  payment of prepaid interest and general corporation purposes, including general and administrative expenses.

         o The Company will not, while the Notes are outstanding, directly or indirectly redeem or pay any cash dividend or distribution on the Company's Common Stock, without the consent of the holders of the Notes.

         o For so long as any Investor beneficially owns any Notes, Warrants or shares of Common Stock issued upon the conversion of the Notes or exercise of the Warrants, the Company will not issue any additional Notes or any form of convertible, exchangeable or exercisable securities with a price that varies or may vary with the market price of the Common Stock.

         o Other than limited exceptions pursuant to the Registration Rights Agreement, the Company will not file any registration statements other than on behalf of the Investors.

         o While the Notes are outstanding, the Company will not conduct any other securities offerings or be party to any solicitations, negotiations or discussion regarding any other securities offerings, except for offerings solely in which each Investor was given the opportunity to participate pro rata based on the aggregate original principal amount of the Notes.

         o While the Notes are outstanding, the Company will offer the Investors the opportunity to participate in any subsequent securities offerings by the Company.

         o If the common stock is listed on a market other than the OTC Bulletin Board and the issuance of the shares underlying the Notes and Warrants would exceed the number of shares of common stock the Company may issue under the rules and regulation of such other market, then the Company will seek stockholder approval as required by such other market to permit the listing of all of the shares underlying the Notes and Warrants within 75 days and if, despite the Company's best efforts, stockholder approval is not obtained, continue to seek stockholder approval every six months thereafter until such stockholder approval is obtained or the Notes are no longer outstanding.

         The Securities Purchase Agreement also obligates the Company to indemnify the Investors and other holders of the securities issued to them for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Company, (2) any breach of any obligation of the Company, and (3) certain third party claims.


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         SENIOR CONVERTIBLE NOTE

         REPAYMENT

         The Notes have an aggregate principal amount of $1.25 million and are convertible into shares of the Company's Common Stock at an initial conversion price of $1.00 per share, subject to adjustment as described below (the "Conversion Price"). The Notes mature on July 28, 2010 (the "Maturity Date"), which date may be extended at the option of the Investors as described below. The entire outstanding principal balance and any outstanding fees or interest shall be due and payable in full on the Maturity Date. The Notes bear interest at the rate of 10.00% per annum, which rate may be increased to 15% upon the occurrence of an event of default (as described below and in the Secured Notes). Interest representing two years of interest on the Secured Notes was prepaid to the investors at the closing.

         The Maturity Date with respect to all or any portion of the amounts due under the Notes may be extended at the option of the Investors (i) for so long as an event of default is continuing or for so long as an event is continuing that if not cured and with the passage of time would result in an event of default, (ii) in connection with a change of control of the Company, to a date within ten days after the change in control and (iii) for up to two years after the Maturity Date.

         SECURITY INTEREST

         On July 28, 2008, the Company and its wholly owned subsidiary, Raptor Networks Technology, Inc., a California corporation, amended and restated prior agreements, including security agreement, a pledge agreement, a guaranty, and related documents ("Security Documents"), granting the Investors a first priority perfected security interest in all of the assets and properties of the Company and its subsidiary, including the stock of its subsidiary, to secure the Company's obligations under the Notes.

         CONVERSION

         The Notes are convertible at the option of the holders into shares of the Company's Common Stock at an initial Conversion Price of $1.00 per share, subject to adjustment for stock splits, combinations or similar events. The Conversion Price is also subject to a "full ratchet" anti-dilution adjustment which, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable Conversion Price, immediately reduces the Conversion Price to equal the price at which the Company issues or is deemed to have issued its Common Stock.

         The Notes contain certain limitations on optional and mandatory conversion. For example, they provide that no conversion may be made if, after giving effect to the conversion, the Investor would own in excess of 4.99% of the Company's outstanding shares of Common Stock. This percentage may, however, be raised or lowered to an amount not to exceed 9.99%, at the option of the Investor, upon 61-days' prior notice to the Company.

         The Notes impose penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

         EVENTS OF DEFAULT

         The Notes contain a variety of events of default which are typical for transactions of this type, as well as the following events:

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         o        The failure of any registration statement required by the
                  Registration Rights Agreement to be declared effective by the Commission within 60 days after the date required by the Registration Rights Agreement or the lapse or unavailability of such registration statement for more than 10 consecutive days or more than an aggregate of 30 days in any 365-day period (other than certain allowable grace periods).

         o The suspension from trading or failure of the Common Stock to be listed for trading on the OTC Bulletin Board or another eligible market for more than 5 consecutive trading days or more than an aggregate of 10 trading days in any 365-day period.

         o The failure to issue shares upon conversion of a Note for more than 10 business days after the relevant conversion date or a notice of the Company's intention not to comply with a request for conversion.

         o The failure for 10 consecutive business days to have reserved for issuance the full number of shares issuable upon conversion in accordance to the terms of the Notes.

o The breach of any representation, warranty, covenant or term of the Securities Purchase Agreement, Notes, Warrants, or Registration Rights Agreement, or in the case of a covenant breach that is curable, if not cured within 10 business days.

         o The Company's breach of or failure to perform under the Security Documents, or if such breach is curable and does not cause the Investors' first priority security interest to cease, if not cured within 10 business days.

         o The invalidity of any material provision of the Security Documents or if the enforceability of validity of any material provision of the Security Documents is contested by the Company.

         o The failure of the Security Documents to perfect or maintain the Investors' first priority security interest.

         o The Company receives an oral or written request for information from the Enforcement Division of the Commission, or receives written notice that the Commission has commenced a formal investigation of, or enforcement action against, the Company, its subsidiaries, officers, or directors.

         If there is an event of default, then the Investors have the right to redeem all or any portion of the Notes, at the greater of (i) up to 125% of the sum of the outstanding principal, interest and late fees, depending on the nature of the default, and (ii) the product of (a) the lower of (1) the closing sale price for the Company's Common Stock on the date immediately preceding the event of default, (2) closing sale price for the Company's Common Stock on the

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date immediately after the event of default and (3) the closing sale price for the Company's Common Stock on the date an Investor delivers its redemption notice for such event of default, multiplied by (b) 200% of the number of shares into which the Notes (including all principal, interest and late fees) may be converted.

         FUNDAMENTAL TRANSACTIONS

         The Notes prohibit the Company from entering into certain transactions involving a change of control, unless the successor entity is a public company and it assumes in writing all of the obligations of the Company under the Notes and the other transaction documents.

         In the event of such a transaction, the Investors have the right to force redemption of the Notes, at the greater of (i) 200% of the sum of the principal and interest and late fees, and (ii) the product of (x) 200% of the sum of the amount of principal, interest and late fees to be redeemed and (y) the quotient determined by dividing (A) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock paid to the holders of Common Stock upon consummation of such transaction (B) the conversion price.

         CONVERSION AND REDEMPTION

         At any time on or after January 28, 2009, the Investors may accelerate the partial payment of the Notes by requiring that the Company convert, or at the option of the Company, redeem in cash, up to an amount equal to 100% of the aggregate dollar trading volume of the Company's Common Stock over the prior 20 trading day period. When the Company uses Common Stock to make the acceleration payment, the Company shall deliver shares to the Investors in an amount equal to the principal amount divided by the lower of the Conversion Price or a 15.0% discount to the volume weighted average price of the Company's Common Stock during a certain measuring period prior to the payment date.

         COVENANTS

         The Notes contain a variety of covenants on the part of the Company, which are typical for transactions of this type, as well as the following covenants:

         o The Company will at all times reserve a number of shares equal to 130% of the number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

         o The Company will not incur other indebtedness, except for certain permitted indebtedness.

         o The Company will not incur any liens, except for certain permitted liens.

         o The Company will not, directly or indirectly, redeem or repay all or any portion of any permitted indebtedness if at the time such payment is due or is made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default has occurred and is continuing.


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         o        The Company will not redeem, repurchase or pay any dividend or distribution on its Common Stock or any other capital stock without the consent of the Investors holding a majority of the aggregate outstanding principal of the Notes.

         PARTICIPATION RIGHTS

         The holders of the Notes are entitled to receive any dividends paid or distributions made to the holders of the Company's Common Stock on an "as if converted" to Common Stock basis.

         LIMITATIONS ON TRANSFER

         The Notes may be sold, assigned or transferred by the Investors without the Company's consent but subject to contain customary limitations on transfer which are typical for transactions of this type.

         PURCHASE RIGHTS

         If the Company issues options, convertible securities, warrants or similar securities to holders of its Common Stock, the holders of the Notes shall have the right to acquire the same as if it had converted its Note.

         WARRANTS

         The Series R Warrants provide for the purchase of up to 2,500,000 shares of the Company's Common Stock. The Series Q Warrants are immediately exercisable, have an initial exercise price of $0.50 per share, and expire on July 28, 2015. Similar to the Notes, the Warrants require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Warrants also contain similar limitations on exercise, including the limitation that the Investors may not exercise their Warrants to the extent that upon exercise such Investor, together with such Investor's affiliates, would own in excess of 4.99% of the Company's outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days' notice by an Investor to the Company, of up to 9.99%).

         ANTI-DILUTION PROTECTION

         The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations or similar events. In addition, the exercise price of the Warrants is also subject to a "full ratchet" anti-dilution adjustment which, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable exercise price, immediately reduces the exercise price of the Warrants to equal the price at which the Company issues or is deemed to have issued its Common Stock.

         FUNDAMENTAL TRANSACTIONS

         The Company may not enter into a transaction involving a change of control unless the successor entity assumes the obligations of the Company under the Warrants and the successor entity is a publicly traded corporation whose common stock is quoted on or listed on one of the exchanges specified in the


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Warrants. Upon the occurrence of a transaction involving a change of control, the holders of the Warrants will have the right, among others, to have the Warrants repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrants.

         PURCHASE RIGHTS

         If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holders of the Warrants shall have the right to acquire the same as if it had exercised its Warrants.

         AMENDED AND RESTATED Q WARRANTS

         EXERCISE PRICE

         The Amended and Restated Q Warrants amend the following terms and conditions of the Company's Series Q Warrants, which were issued to the Investors on March 31, 2008, such that the warrants have an initial exercise price equal to the lower of (i) $0.50 and (ii) 75% of number equal to the lesser of (w) the 15-day weighted average price of the Company's common stock, (x) the lowest 30-day weighted average price of the Company's common stock, (y) the weighted average price of the Company's common stock during the first three (3) consecutive day period thirty days prior to the date of exercise, and (z) the weighted average price of the Company's common stock during the last three (3) consecutive day period thirty days prior to the date of exercise.

         FORCED EXERCISE

         At any time after the a registration statement filed covering the Amended and Restated Q Warrants is declared effective by the Commission, the Company may elect, no more than once during any thirty (30) day period, to require the Investors to exercise the Amended and Restated Q Warrants, provided that the number of shares of the Company's common stock into which such warrants are forced to be exercised do not exceed 15% of the 20-day trading volume in number of shares of the Company's common stock

         REPLACEMENT WARRANTS

         The Replacement Warrants provide for the purchase of up to 6,250,000 shares of the Company's Common Stock, upon the satisfaction of certain conditions with respect to the Amended and Restated Q Warrants. The Replacement Warrants become exercisable, on a one-for-one basis, for every Amended and Restated Q Warrant that the Investors exercise. The Replacement Warrants expire on July 28, 2015, and have an exercise price equal to the lower of (i) $0.50 and
(ii) 75% of number equal to the lesser of (w) the 15-day weighted average price of the Company's common stock, (x) the lowest 30-day weighted average price of the Company's common stock, (y) the weighted average price of the Company's common stock during the first three (3) consecutive day period thirty days prior to the date of exercise, and (z) the weighted average price of the Company's common stock during the last three (3) consecutive day period thirty days prior to the date of exercise.


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         Similar to the Notes, the Replacement Warrants require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Replacement Warrants also contain similar limitations on exercise, including the limitation that the Investors may not exercise their Replacement Warrants to the extent that upon exercise such Investor, together with such Investor's affiliates, would own in excess of 4.99% of the Company's outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days' notice by an Investor to the Company, of up to 9.99%).

         ANTI-DILUTION PROTECTION

         The exercise price of the Replacement Warrants and the number of shares issuable upon exercise of the Replacement Warrants are subject to adjustments for stock splits, combinations or similar events. In addition, the exercise price of the Replacement Warrants is also subject to a "full ratchet" anti-dilution adjustment which, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable exercise price, immediately reduces the exercise price of the Replacement Warrants to equal the price at which the Company issues or is deemed to have issued its Common Stock.

         FUNDAMENTAL TRANSACTIONS

         The Company may not enter into a transaction involving a change of control unless the successor entity assumes the obligations of the Company under the Replacement Warrants and the successor entity is a publicly traded corporation whose common stock is quoted on or listed on one of the exchanges specified in the Replacement Warrants. Upon the occurrence of a transaction involving a change of control, the holders of the Replacement Warrants will have the right, among others, to have the Replacement Warrants repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Replacement Warrants) of the then unexercised portion of the Replacement Warrants.

         PURCHASE RIGHTS

         If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holders of the Replacement Warrants shall have the right to acquire the same as if it had exercised its Replacement Warrants.



         REGISTRATION RIGHTS AGREEMENT

         The Registration Rights Agreement grants the Investors holding a majority of the securities covered by the Registration Rights Agreement the right to request that the Company file a registration statement ("Initial Registration Statement") covering shares of Common Stock underlying the Notes and Warrants and the shares of Common Stock issued pursuant to the Securities Purchase Agreement, up to the maximum allowable amount permitted by the Commission. The Company is required to file the Initial Registration Statement with the Commission within 30 days of receiving the Investor request. If there is a registration statement covering existing securities under previous registration rights agreements with the Investors ("Existing Registrable Securities"), then the holders of at least a majority of such securities cannot

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make a demand until the later of (i) five (5) months after the most recent registration statement is declared effective by the Commission, and (ii) thirty
(30) days after the earlier of (x) thirty (30) days after substantially all the Existing Registrable Securities have been sold, and (y) thirty (30) days after the withdrawal of the effectiveness of an existing registration statement covering the Existing Registrable Securities.

         If all of the shares of Common Stock underlying the Notes and Warrants are not covered by the Initial Registration Statement (whether by decision or rule of the Commission or for another reason), upon the request of an Investor the Company is required to file additional registration statements (each an "Additional Registration Statement") to cover the remaining shares underlying the Notes and Warrants up to the maximum allowable amount permitted by the Commission. The Investors may make a request for the filing of an Additional Registration Statement any time on or after the later of (i) five months after the effective date of the most recent registration statement covering shares underlying the Notes or Warrants and (ii) 30 days after the date substantially all of the shares covered by the most recent registration statement covering shares underlying the Notes or Warrants have been sold. The Company is required to file each Additional Registration Statement within 30 days of receiving the Investor request. The Company's obligation to file Additional Registration Statements shall continue until all of the shares of Common Stock previously issued and the shares of Common Stock underlying the Notes and Warrants have been covered by one or more registration statements declared effective by the Commission or until all of the shares of Common Stock previously issued and the shares of Common Stock underlying the Notes and Warrants not previously registered may be sold by the Investors without the requirement to be in compliance with Rule 144(c)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act") and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act.

         The Initial Registration Statement and each Additional Registration Statement must be declared effective by the Commission within 60 days (or within 90 days if the registration statement is reviewed by the Commission) of their respective filing date or filing deadline, whichever comes first. Subject to certain grace periods, the Initial Registration Statement and each Additional Registration Statement must remain effective and available for use until the earlier of the date the Investors can sell all of the securities covered by the registration statement without the requirement to be in compliance with Rule 144(c)(1) promulgated under the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act and the date all such securities have been sold pursuant to the registration statement. If the Company fails to meet the filing or effectiveness requirements of the Initial Registration Statement or any Additional Registration Statement, subject to certain grace periods, the Company is required to pay liquidated damages of $25,000 on the date of such failure and on every 30th day thereafter until such failure is cured. The total penalties payable by the Company for its failure to meet these filing and effectiveness requirements are capped at $156,250. The Registration Rights Agreement provides for customary indemnification for the Company and the Investors.

         If permitted by the Commission, the Company may also include shares of Common Stock underlying the notes and warrants issued to the Investors in the July 2006, January 2007, July 2007, and March 2008 private placements in the Initial Registration Statement or an Additional Registration Statement, including without limitation shares that may be covered by other registration statements the Company has previously filed with the Commission.


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         The Securities Purchase Agreement, the Registration Rights Agreement, a
form of Note, a form of Warrant, a form of Amended and Restated Q Warrant, a form of Replacement Warrant, the Amended and Restated Security Agreement, the Amended and Restated Pledge Agreement, and the Amended and Restated Guaranty are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9
respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including without limitation the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended ("Exchange Act").

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On July 28, 2008, the Company issued the Notes and Warrants described in Item 2.03 of this Current Report on Form 8-K, and sold 1,250,000 shares of its Common Stock in exchange for aggregate gross proceeds of $1,250,000. The Notes are initially convertible into 1,250,000 shares of the Company's Common Stock, based upon an initial Conversion Price of $1.00 per share, which is subject to adjustment as described in Item 2.03. The Warrants issued as part of the same transaction entitle the holders to purchase up to an aggregate of 2,250,000 shares of the Company's Common Stock.

         This summary is qualified in its entirety by reference to the full text of the agreements or forms of the agreements, which are attached as exhibits to this Current Report on Form 8-K. The sales of these securities were pursuant to the Securities Purchase Agreement and details of this agreement are described above in Item 2.03, which is incorporated in its entirety by this reference into this Item 3.02.

         The Notes, Warrants, and Common Stock were issued to institutional accredited investors in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated by the Commission thereunder. The exchange of the Series Q Warrants for the Amended and Restated Series Q Warrants were issued to institutional accredited investors in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act. In each case, the securities were issued to parties who were determined to be accredited investors and there was no general solicitation made by the Company in connection with these transactions.

ITEM 8.01.        OTHER EVENTS

         On July 29, 2008, the Company issued a press release announcing the signing of the Securities Purchase Agreement disclosed in Item 2.03 above. A copy of that press release is filed as Exhibit 99.4 to this Current Report on Form 8-K pursuant to Securities Act Rule 135c.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

        EXHIBIT
         NUMBER   DESCRIPTION

         10.1     Securities Purchase Agreement, dated July 28, 2008.

         10.2     Registration Rights Agreement, dated July 28, 2008.

         10.3     Form of Senior Secured Convertible Note issued July 28, 2008.

         10.4     Form of Series R Warrants issued July 28, 2008.

         10.5     Form of Amended and Restated Series Q Warrant, dated July 28,
                  2008.

         10.6     Form of Replacement Warrant, dated July 28, 2008

         10.7     Amended and Restated Security Agreement, dated July 28, 2008

         10.8     Amended and Restated Pledge Agreement, dated July 28, 2008

         10.9     Amended and Restated Guaranty, dated July 28, 2008

         99.1     Press Release dated July 30, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2008                        RAPTOR NETWORKS TECHNOLOGY, INC.



                                           By:  /s/ BOB VAN LEYEN
                                                --------------------------------
                                                 Bob van Leyen
                                                 Chief Financial Officer and
                                                 Secretary




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